UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2007
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                             Acacia Automotive, Inc.
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        (Exact name of small business issuer as specified in its charter)


Texas                                 1-14088                  75-2095676
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(State or other jurisdiction      (Commission File         (I.R.S.Employer
of incorporation)                      Number)              Identification No.)

3512 E. Silver Springs Boulevard - #243, Ocala, FL            34470
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(Address of principal executive offices)                     (Zip Code)


(Registrant's telephone number, including area code: (352) 502-4333


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(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrantunder any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02. Unregistered Sales of Equity Securities.

On June 25, 2007, the registrant completed the sale of $1,025,000 of Common Stock for cash at a price of $2.00 per share, or an aggregate of 512,500 shares of common stock, plus warrants to purchase up to 256,250 shares of Common Stock for $1.00 per share.

The issuance of these shares was exempt from registration under the Securities Act pursuant to Section 4(2) thereunder as transactions not involving a public offering.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: July 3, 2006
                                      Acacia Automotive, Inc.


                                      /s/ Steven L. Sample
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                                      Steven L. Sample, Chief Executive Officer